March 27, 2009

                             MARKMAN MULTIFUND TRUST

                  Markman Global Infrastructure Build-Out Fund

                Supplement to Prospectus dated September 15, 2009

On March 24, 2009, the Board of Trustees (the "Trustees") of the Markman MultiFund Trust unanimously voted to close and liquidate the Markman Global Infrastructure Build-Out Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size and prospects for future growth. In connection with the decision to close and liquidate the Fund, the Fund is closed to new and subsequent investments effective as of the close of business March 24, 2009, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about April 27, 2009 (the "liquidation date"). If you still hold shares of the Fund on the liquidation date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic investments will no longer be made from your bank, savings and loan or other depository institution account on or after March 24, 2009. If you participate in an Automatic Withdrawal Plan, automatic payments will no longer be made from your Fund account after the liquidation date.

If you hold your shares in an IRA and for some reason the IRA is required to distribute the proceeds of liquidation to you, the distribution from the IRA to you may be subject to income tax and IRS penalty tax in the current year unless you roll it over into another IRA within 60 days. See your tax advisor or refer to IRS Publication 590 "Individual Retirement Accounts" for details.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Markman Funds at 1-800-707-2771.


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               Please retain this Supplement for future reference.